United States Securities and Exchange Commission
Washington, D.C. 20429

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: November 16, 2009

WACCAMAW BANKSHARES, INC.
(Name of Small Business Issuer in its Charter)

NORTH CAROLINA	52-2329563
(State or other Jurisdiction of	(IRS Employer
incorporation or organization)	Identification No.)

110 N. Powell Boulevard Whiteville, N.C. 28472
(address of Principal Executive Office)

(910) 641-0044
(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The purpose of this Current Report on Form 8-K is to file Waccamaw Bankshares, Inc. Quarterly Performance Summary for the third quarter of 2009.

 The information contained in this Current Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

EXHIBIT INDEX

Exhibit 99.1 Quarterly Performance Summary issued November 16, 2009

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on November 16, 2009.

WACCAMAW BANKSHARES, INC.

Date: November 16, 2009	/s/ James G. Graham
	By:	James G. Graham
	Its:	President & CEO